Letter to shareholders

September 30, 2002

Dear Fellow Shareholder:

Our investment process worked this quarter. Although the fund declined in value, it declined less than the market. Seventeen positions were profitable in the quarter, which demonstrates that performance was driven by more than one or two exceptionally good stock selections. Our small capitalization equities did quite well, accounting for four of our top five performers in the quarter.

Several of our holdings came under intense selling pressure over the past several months, and we have profited by increasing our holdings. One such example is Clear Channel Communications (NYSE: CCU). We aggressively added to our position when the stock broke under $30 a share. The weakness in the stock price had several sources: a general and recently developed distaste on Wall Street for "cash flow" stories, questions about the company's acquisition driven strategy, and a spurious lawsuit filed by a competitor. Of course, "cash flow" never goes out of style - even an earnings tool such as a p/e ratio serves as a proxy for a company's ability to generate cash in the future. Although the stock traded even lower than where we added to our holdings, it ultimately rallied.

During the quarter, opportunities to trim fully valued stocks were rare. When such opportunities presented themselves, we took advantage. Anteon (NYSE: ANT) reached our target price around the beginning of July. We trimmed our position, and bought stock back when the company's share price sold off. Near the end of the third quarter, Anteon traded to our best-case price target, and we sold the entire position. By telling these "war stories," I am trying to illustrate what we are trying to accomplish within our investment approach.

Large cap growth stocks performed poorly for us during the quarter. Other areas of weakness were retail stocks (Best Buy, Dollar Tree), market-related stocks (B I S Y S Group Inc., Affiliated Managers Group Inc., Advent Software Inc.), and semiconductor capital equipment stocks (MYK, PDF Solutions). Our thesis on Mykrolis (NYSE: MYK) was fairly straightforward: we believed that it was a materially undervalued way to invest in the overvalued semi-conductor capital equipment space. MYK had been recently spun-out of Millipore, and was not closely followed by Wall Street. The company has two lines of business: component equipment sold to the big capital equipment makers like Applied Materials and Novellus, and filters. The filtration market is often an early indicator of an increase in demand for equipment. In short, we opted for the chicken's approach to investing in a sharply cyclical, over-valued industry. Unfortunately our holdings got cheaper, faster, than the much more expensive equipment providers.

For the Fund's fiscal year, which ended on September 30, we generated competitive returns. The Nasdaq Composite fell 21.52%, and the Russell 1000 Growth fell 23.18%. The Thornburg Core Growth Fund lost 17.35% of its value. Our Fund also outperformed the S&P 500 over the past year.

Stocks received at their initial public offering contributed positively to returns over the past year. In aggregate, new offerings added 12.2% to our return. IPO stock sold within a month of purchase accounted for 5 percentage points. Our philosophy regarding offerings mirrors our overall investment approach. Significant research is done in determining which companies will generate excess returns in future periods.

Our motto is "core holdings for serious investors." We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg.com, and clicking on "Funds." Thank you for investing in the Thornburg Core Growth Fund.

Regards,




Alexander M.V. Motola, CFA
Portfolio Manager

Statement of assets and liabilities

Thornburg Core Growth Fund

September 30, 2002

ASSETS
Investments at value (cost $8,364,558) ......................   $  7,492,433
Cash ........................................................        163,873
Receivable for securities sold ..............................        199,097
Receivable for fund shares sold .............................            250
Dividends receivable ........................................          1,471
Prepaid expenses and other assets ...........................          7,209
                  Total Assets ..............................   $  7,864,333

LIABILITIES
Payable for securities purchased ............................        254,786
Payable for fund shares redeemed ............................         10,453
Payable to investment advisor ...............................          4,018
Accounts payable and accrued expenses .......................         18,102
                  Total Liabilities .........................        287,359

NET ASSETS ..................................................   $  7,576,974


NET ASSETS CONSIST OF:
         Accumulated net investment loss ....................   $     (9,922)
         Net unrealized depreciation ........................       (872,125)
         Accumulated net realized loss ......................     (4,281,333)
         Net capital paid in on shares of beneficial interest     12,740,354

                                                                $  7,576,974

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($5,685,013 applicable to 880,867 shares of beneficial
interest outstanding - Note 4) ..............................   $       6.45

Maximum sales charge, 4.50% of offering price ...............           0.30
Maximum Offering Price Per Share ............................   $       6.75

Class C Shares:
Net asset value and offering price per share *
($1,891,961 applicable to 296,762 shares of beneficial
interest outstanding - Note 4) ..............................   $       6.38

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of Operations

Thornburg Core Growth Fund

Year Ended September 30, 2002

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $519)       $    12,323
Interest income ...........................................         8,389
                  Total Income ............................        20,712

EXPENSES
Investment advisory fees (Note 3) .........................        91,871
Administration fees (Note 3) ..............................
         Class A Shares                                             9,526
         Class C Shares ...................................         3,598
Distribution and service fees (Note 3) ....................
         Class A Shares                                            19,052
         Class C Shares ...................................        28,785
Transfer agent fees .......................................
         Class A Shares                                            36,104
         Class C Shares ...................................        15,996
Registration & filing fees ................................
         Class A Shares                                             9,685
         Class C Shares ...................................        10,091
Custodian fees ............................................        34,403
Professional fees .........................................           183
Accounting fees ...........................................         1,624
Trustee fees ..............................................            61
Other expenses ............................................        20,750

                  Total Expenses ..........................       281,729
Less:
         Expenses reimbursed by investment advisor (Note 3)       (87,231)
         Expenses paid indirectly (Note 3) ................        (1,128)

                  Net Expenses ............................       193,370

                  Net Investment Loss .....................      (172,658)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on: .....................................
         Investments                                           (2,095,496)
         Foreign currency transactions ....................        (9,966)
                                                               (2,105,462)
Net change in unrealized appreciation (depreciation) on:
         Investments ......................................       144,302
         Foreign currency translation .....................       (11,174)
                                                                  133,128
                  Net Realized and Unrealized
                  Loss on Investments .....................    (1,972,334)

                  Net Decrease in Net Assets Resulting
                  From Operations .........................   $(2,144,992)

See notes to financial statements .........................

Statements of Changes in net assets

Thornburg Core Growth Fund

                                                                                           For the period from December 27, 2000
                                                                            Year Ended        (Commencement of operations)
                                                                       September 30, 2002        to September 30, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment loss ..................................................... $  (172,658)        $   (67,845)
Net realized loss on investments and foreign currency
transactions ............................................................  (2,105,462)         (2,205,082)
Increase (Decrease) in unrealized appreciation (depreciation)
on investments and foreign currency translation .........................     133,128          (1,005,253)
                  Net Decrease in Net Assets
                  Resulting from Operations .............................  (2,144,992)         (3,278,180)

FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares .................................................     928,265           8,949,031
         Class C Shares .................................................     240,525           2,882,325

                  Net Increase (Decrease) in Net Assets .................    (976,202)          8,553,176

NET ASSETS:
Beginning of period .....................................................   8,553,176                   0

End of period ....................                                        $ 7,576,974         $ 8,553,176



See notes to financial statements.


Notes to financial statements

Thornburg Core Growth Fund

September 30, 2002

Note 1 - Organization
Thornburg Core Growth Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2002, these fees were payable at annual rates ranging from 7/8 of 1% to 5/8 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. For the year ended September 30, 2002, the Adviser voluntarily waived investment advisory fees of $78,161. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2002, the Adviser voluntarily reimbursed certain class specific expenses of $9,070 for Class C shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the year ended September 30, 2002, the Distributor has advised the Fund that it earned commissions aggregating $3,815 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $3,245 from redemptions of Class C shares of the Fund.
Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to 3/4 of 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodians' fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2002, the fees paid indirectly were $1,128.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

At September 30, 2002, 30.19% of the Fund's shares were owned by the Adviser and other affiliates of the Fund.

Note 4 - Shares of Beneficial Interest
At September 30, 2002 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and Class C shares of the Core Growth Fund commenced December 27, 2000. Transactions in shares of beneficial interest were as follows:

                                Year Ended                   Year Ended
                            September 30, 2002           September 30, 2001

                           Shares        Amount          Shares      Amount
Class A Shares
Shares Sold ........       680,451    $ 5,285,988        831,680    $ 9,126,063
Shares repurchased**      (612,028)    (4,357,723)       (19,236)      (177,032)

Net Increase .......        68,423    $   928,265        812,444    $ 8,949,031

**The Fund charges a redemption fee of 1% of the Class A shares exchanged or redeemed within 90 days of purchase. For the year ended September 30, 2002, $1,670 was netted in the amount reported for shares repurchased.

Class C Shares
Shares Sold ......       321,404    $ 2,833,345        311,387    $ 3,101,721
Shares repurchased      (310,198)    (2,592,820)       (25,831)      (219,396)

Net Increase .....        11,206    $    240,525       285,556    $ 2,882,325

Note 5 - Securities Transactions
For the year ended September 30, 2002 the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $21,941,797 and $20,750,363, respectively.

Note 6 - Income Taxes
At September 30, 2002, information on the tax components of capital is as follows: Cost of investments for tax purposes $8,567,952 Gross tax unrealized appreciation 467,024 Gross tax unrealized depreciation (1,542,543) Net tax unrealized depreciation on investments $(1,075,519)

At September 30, 2002, the fund had tax basis capital losses of $2,436,473 which may be carried over to offset future capital gains. Such losses expire September 30, 2010.

At September 30, 2002, the Fund had deferred currency and capital losses occurring subsequent to October 31, 2001 of $1,651,388. For tax purposes, such losses will be reflected in the year ending September 30, 2003.

To the extent such carry forwards are used in future years, capital gain distributions may be reduced to the extent provided by regulations.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatments of wash sale losses, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

Note 7 - Financial Investments With Off-Balance Sheet Risk
During the year ended September 30, 2002, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are entered into in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets.

These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

At September 30, 2002, there were no outstanding forward contracts.

Financial highlights

Thornburg Core Growth Fund

                                                           Year Ended         Period Ended
                                                      September 30, 2002   September 30, 2001 (a)

Class A Shares:
  Per Share Performance
  (for a share outstanding throughout the period)+

Net asset value, beginning of period ................    $       7.80  $      11.94

Income from investment operations:
    Net investment loss ..............................          (0.12)        (0.08)
    Net realized and unrealized
      gain (loss) on investments .....................          (1.23)        (4.06)

Total from investment operations .....................          (1.35)        (4.14)


Change in net asset value ............................          (1.35)        (4.14)

Net asset value, end of period .......................   $       6.45  $       7.80

Total return (b) .....................................         (17.31)%      (34.67)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment loss ..............................          (1.44)%       (1.02)%(c)
    Expenses, after expense reductions ...............           1.64% (d)     1.71% (c)
    Expenses, before expense reductions ..............           2.39%         2.80% (c)

Portfolio turnover rate ..............................          212.17%        126.15%
Net assets
at end of period (000) ...............................   $       5,685    $    6,337

(a) Fund commenced operations on December 27, 2000
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than a year.
(c) Annualized.
(d) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets after expense reductions and net of custody credits would have been 1.63% + Based on weighted average shares outstanding.

Financial highlights . . . continued

Thornburg Core Growth Fund

                                                           Year Ended         Period Ended
                                                       September 30, 2002  September 30, 2001 (a)
Class C Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $       7.76  $      11.94

Income from investment operations:
    Net investment loss ..............................          (0.18)        (0.13)
    Net realized and unrealized
      gain (loss) on investments .....................          (1.20)        (4.05)

Total from investment operations .....................          (1.38)        (4.18)


Change in net asset value ............................          (1.38)        (4.18)

Net asset value, end of period .......................   $       6.38  $       7.76

 Total return ........................................         (17.78)%      (35.01)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment loss ..............................          (2.19)%       (1.78)%(b)
    Expenses, after expense reductions ...............           2.39% (c)     2.49% (b)
    Expenses, before expense reductions ..............           3.45%         4.43% (b)

Portfolio turnover rate ..............................         212.17%       126.15%
Net assets
at end of period (000) ...............................    $      1,892     $   2,216

(a)      Fund commenced operations on December 27, 2000.
(b)      Annualized.
(c) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets after expense reductions and net of custody credits would have been 2.38%
 +       Based on weighted average shares outstanding.




Schedule of Investments
Thornburg Core Growth Fund
September 30, 2002
CUSIPS:  Class A - 885-215-582, Class C - 885-215-574
NASDAQ Symbols:  Class A - THCGX proposed, Class C - TCGCX proposed

COMMON STOCKS--75.10%
AIR TRAVEL (1.70%)
Jetblue Airways Corp.                                                         4,100                       $ 165,353
BANKS (2.40%)
MBNA Corp.                                                                    12,800                        235,264
BIOTECHNOLOGY (3.80%)
Gilead Sciences Inc. +                                                        5,350                         179,385
IDEC Pharmaceuticals Corp. +                                                  4,900                         203,448
BUSINESS SERVICES (4.40%)
Concord Efs Inc. +                                                            12,600                        200,088
First Data Corp                                                               8,700                         243,165
COLLEGES & UNIVERSITIES (2.70%)
Apollo Group Inc. +                                                           6,200                         269,266
CONSUMER ELECTRONICS (2.70%)
Leapfrog Enterprises Inc. +                                                   14,300                        270,270
CONSUMER PRODUCTS (1.50%)
Nautilus Group Inc. +                                                         7,900                         154,050
ENERGY (2.00%)
Headwaters Inc. +                                                             14,200                        196,244
ENTERTAINMENT (1.90%)
Shuffle Master Inc. +                                                         10,000                        186,100
FINANCIAL SERVICES (3.90%)
Doral Financial Corp.                                                         8,800                         212,432
E-Trade Group Inc. +                                                          40,000                        178,000
HEALTHCARE PRODUCTS (2.50%)
Lincare Holdings Inc. +                                                       7,900                         245,216
HEALTHCARE SERVICES (7.80%)
Cardinal Health Inc.                                                          4,700                         292,340
Johnson & Johnson                                                             3,950                         213,616
Unitedhealth Group Inc.                                                       3,150                         274,743
INSURANCE (2.60%)
Brown & Brown Inc.                                                            8,800                         264,000
INVESTMENT MANAGEMENT & BROKERAGE (1.60%)
Affiliated Managers Group Inc.                                                3,600                         160,596
MEDICAL TECHNOLOGY (5.20%)
Boston Scientific Corp. +                                                     9,500                         299,820
Possis Medical Inc. +                                                         21,100                        215,431
MEDIA - BROADCAST (3.70%)
Clear Channel Communications +                                                10,500                        364,875
MEDIA - ENTERTAINMENT (6.20%)
AOL Time Warner Inc. +                                                        12,400                        145,080
Echostar Communications Corp. +                                               14,400                        249,120
General Motors Corp. CL H NEW +                                               24,100                        220,515
OIL & GAS (4.10%)
Blue Rhino Corp. +                                                            18,800                        287,452
XTO Energy Inc.                                                               5,900                         121,599
RETAIL (5.20%)
Best Buy Co. Inc. +                                                           7,200                         160,632
Dollar Tree Stores Inc. +                                                     6,400                         141,056
Walmart De Mexico                                                             91,700                        222,105
TECHNOLOGY - COMPUTERS & PERIPHERALS (1.90%)
Netscreen Technologies +                                                      17,600                        190,960
TECHNOLOGY - SOFTWARE & SERVICES (3.20%)
Electronic Arts +                                                             4,800                         316,608
TELECOMMUNICATION SERVICES (2.00%)
J2 Global Communications +                                                    10,200                        202,878
TELECOMMUNICATION EQUIPMENT (2.10%)
Utstarcom Inc. +                                                              13,800                        210,726

TOTAL COMMON STOCKS (Cost $8,364,558)                                                                     7,492,433


TOTAL INVESTMENTS (100%) (Cost $8,364,558)                                                              $ 7,492,433
+ Non-income producing.
See notes to financial statements.



Report of independent accountants

Thornburg Core Growth Fund

September 30, 2002




To the Trustees and Shareholders of
Thornburg Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period from December 27, 2000 (commencement of operations) to September 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 8, 2002


index comparisons

Thornburg Core Growth Fund

September 30, 2002

Index Comparison
Compares performance of Thornburg Core Growth Fund and the NASDAQ Index for the period December 27, 2000 to September 30, 2002. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Average Annual Total Returns
(periods ending 9/30/02)(at max. offering price)
A Shares
1 Year:                             (21.05)%
From Inception (12/27/00):          (31.35)%

Average Annual Total Returns
(periods ending 9/30/02)
C Shares
1 Year:                             (17.78)%
From Inception (12/27/00):          (29.97)%

trustees and officers

Thornburg Core Growth Fund

September 30, 2002

Name, Address       Position(s)       Term of           Principal                        Number of         Other
and Age (1)         Held with         Office            Occupation(s)                    Portfolios        Directorships
                    Fund (2)          and               During Past                      in Fund           Held by
                                      Length of         5 Years                          Complex           Trustee or
                                      Time                                               Overseen          Nominee for
                                      Served                                             by Trustee(2)     Trustee

Interested Trustees

Garrett             Chairman          Trustee           CEO, Chairman and controlling    Eleven            None
Thornburg,          of Trustees (3)   Since             shareholder of Thornburg
56                                    1987 (4)          Investment Management, Inc.
                                                        (investment adviser) and
                                                        Thornburg Securities
                                                        Corporation (securities dealer);
                                                        Chairman of Thornburg Limited
                                                        Term Municipal Fund, Inc.
                                                        (registered investment company);
                                                        CEO and Chairman of Thornburg
                                                        Mortgage, Inc. (real estate
                                                        investment trust); Chairman
                                                        of Thornburg Mortgage
                                                        Advisory Corporation (investment
                                                        manager to Thornburg
                                                        Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee           President and Managing Director    Nine            None
46                  President,        Since             of Thornburg Investment
                    Assistant         2001;             Management, Inc.; President
                    Secretary (5)     President         of Thornburg Limited Term
                                      Since 1997        Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee           Principal in Ater & Ater           Nine            Director of
55                                    since             Associates, Santa Fe, New                          Thornburg
                                      1994 (4)          Mexico (developer, planner                         Mortgage, Inc.
                                                        and broker of residential and                      (real estate
                                                        commercial real estate); owner,                    investment trust)
                                                        developer and broker for
                                                        various real estate projects.

David D. Chase,     Trustee           Trustee           Chairman, President and CEO        Eleven          Director of
61                                    since             of general partner of Vestor                       Thornburg
                                      2001 (4)          Partners, LP, Santa Fe, NM                         Limited Term
                                                        (private equity fund); Chairman                    Municipal Fund,
                                                        and CEO of Vestor Holdings,                        Inc. (registered
                                                        Inc., Santa Fe, NM (merchant                       investment
                                                        bank).                                             company)

Forrest S. Smith,   Trustee           Trustee           Attorney in private practice        Nine           None
72                                    since             and shareholder, Catron, Catron
                                      1987 (4)          & Sawtell (law firm), Santa Fe, NM.


James W. Weyhrauch, Trustee          Trustee           Executive Vice President and        Nine           None
42                                   since             Director, Nambe Mills, Inc.
                                     1996 (4)          (manufacturer) Santa Fe, NM.

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary;        Secretary         Vice President, Secretary and       N/A            N/A
55                  Assistant         and               Managing Director, Thornburg
                    Treasurer         Assistant         Investment Management, Inc.;
                                      Treasurer         Secretary, Thornburg Limited Term
                                      Since 1987        Municipal Fund, Inc.; Secretary,
                                      (6)               Thornburg Securities Corporation;
                                                        Vice President, Daily Tax Free
                                                        Income Fund, Inc. (registered
                                                        investment company).

Steven J. Bohlin,   Vice President;   Vice              Vice President and Managing          N/A           N/A
43                  Treasurer         President         Director of Thornburg Investment
                                      Since 1987;       Management, Inc.; Vice President
                                      Treasurer         of Thornburg Limited Term
                                      Since 1989        Municipal Fund, Inc.
                                      (6)

George T.Strickland,Vice President    Vice              Vice President and Managing          N/A           N/A
39                                    President         Director of Thornburg Investment
                                      Since 1999        Management, Inc.; Vice President
                                      (6)               of Thornburg Limited Term
                                                        Municipal Fund, Inc.

William V. Fries,   Vice President    Vice              Managing Director of                 N/A           N/A
63                                    President         Thornburg Investment
                                      Since 1995        Management, Inc.
                                      (6)


Leigh Moiola,       Vice President    Vice              Vice President and Managing          N/A           N/A
35                                    President         Director of Thornburg Investment
                                      Since 2001        Management, Inc.; Vice President
                                      (6)               of Thornburg Limited Term
                                                        Municipal Fund, Inc.

Kenneth Ziesenheim, Vice President    Vice              Managing Director of Thornburg       N/A           N/A
48                                    President         Investment Management, Inc.;
                                      Since 1995        President of Thornburg Securities
                                      (6)               Corporation; Vice President
                                                        of Thornburg Limited Term
                                                        Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice              Managing Director of Thornburg       N/A           N/A
32                                    President         Investment Management, Inc.
                                      Since 2001        since 2000; Vice President of
                                      (6)               Thornburg Limited Term
                                                        Municipal Fund, Inc. since 2001;
                                                        Portfolio Manager, Insight Capital
                                                        Research & Management, Inc.,
                                                        Walnut Creek, California
                                                        1995-2000.
Dale Van Scoyk,    Vice President     Vice              Account Manager for Thornburg        N/A           N/A
54                                    President         Investment Management, Inc.
                                      Since 1998        since 1997, and Vice President
                                      (6)               and Managing Director since
                                                        1999; Vice President of Thornburg
                                                        Limited Term Municipal Fund,
                                                        Inc. since 1999; National Account
                                                        Manager for Heartland Funds
                                                        1993-1997.

Wendy Trevisani,  Vice President     Vice               Associate of Thornburg Investment    N/A           N/A
31                                   President          Management, Inc. since 1999 and
                                     Since 1999         Vice President since 2000; Vice
                                     (6)                President of Thornburg Limited
                                                        Term Municipal Fund, Inc.
                                                        1999-2002; Sales Representative,
                                                        Salomon Smith Barney 1996-1999.

Joshua Gonze,     Vice President     Vice               Associate (and since 1999 a          N/A           N/A
40                                   President          Vice President of Thornburg
                                     Since 2001         Investment Management, Inc.);
                                     (6)                Vice President of Thornburg
                                                        Limited Term Municipal Fund, Inc.
                                                        Since 2001; Associate Director,
                                                        Corporate Credit Ratings, Standard
                                                        & Poor's Corporation 1994-1996.

Brad Kinkelaar,   Vice President     Vice               Assistant Portfolio Manager of       N/A           N/A
34                                   President          Thornburg Investment Management,
                                     Since 2001         Inc. since 1999; Vice President
                                     (6)                of Thornburg Limited Term
                                                        Municipal Fund, Inc. 2001-2002;
                                                        Equity Investment Analyst,
                                                        State Farm Insurance Companies
                                                        1996-1999.

Kerry Lee,        Vice President     Vice               Associate of Thornburg Investment    N/A           N/A
35                                   President          Management, Inc.; Vice President
                                     Since 1999         of Thornburg Limited Term
                                     (6)                Municipal Fund, Inc. 1999-2002
                                                        and Assistant Vice President
                                                        1998-1999.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2) The Fund is one of nine separate investment "funds" or "portfolios" of
    Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has nine active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of
    Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management,
    Inc. is the investment adviser to, and manages, the eleven funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.
(3) Mr. Thornburg is considered an "interested" Trustee under the Investment
    Company Act of 1940 because he is a director and controlling shareholder of
    Thornburg Investment Management, Inc. the investment adviser to the nine active funds of the Trust, and is the sole director and controlling shareholder of
    Thornburg Securities Corporation, the distributor of shares for the Trust.
(4) Each Trustee serves in office until the election and qualification of a successor.
(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.
(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7) Assistant vice presidents, assistant
    secretaries and assistant treasurers are not shown.
    The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request by calling 1-800-847-0200

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

Thornburg
Core Growth
Fund

Annual Report
september 30, 2002